UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2016

EQUINOX FRONTIER FUNDS

EQUINOX FRONTIER DIVERSIFIED FUND;

EQUINOX FRONTIER LONG/SHORT COMMODITY FUND;

EQUINOX FRONTIER MASTERS FUND;

EQUINOX FRONTIER BALANCED FUND;

EQUINOX FRONTIER SELECT FUND;

EQUINOX FRONTIER WINTON FUND;

EQUINOX FRONTIER HERITAGE FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Equinox Fund Management, LLC

1775 Sherman Street, Suite 2500

Denver, Colorado 80203

(Address of Principal Executive Offices)

(303) 837-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.

As previously reported in Equinox Frontier Funds’ (the “Trust”) most recent Quarterly Report on Form 10-Q for the period ended September 30, 2015, which report was filed with the Securities and Exchange Commission (“SEC”) on November 13, 2015, Equinox Fund Management, LLC, the managing owner of the Trust (the “Managing Owner”), had reached an agreement in principle with the SEC providing for the entry into a consent order to settle allegations related to certain disclosures of certain options invested in by certain of the series of the Trust (each, a “Series” and collectively, the “Series”), as well as the Managing Owner’s calculation and disclosure of management fees paid by investors in certain of the Series. The previous disclosure also indicated that discussions were ongoing with the Commodity Futures Trading Commission (“CFTC”) regarding similar negligence-based claims, and finalization of an agreement in principle was expected.

On December 17, 2015, the Managing Owner executed an offer of settlement and submitted it to the SEC in relation to the above-mentioned allegations. The SEC subsequently accepted the offer of settlement pursuant to which the Managing Owner neither admits nor denies the negligence-based allegations made by the SEC and will make the monetary payments as described below, and the managing owner expects formal approval by the SEC shortly. The Managing Owner has also executed an offer of settlement with the CFTC, which the Managing Owner expects the CFTC to formally accept soon.

Each of the SEC and CFTC alleges that the Managing Owner acted negligently regarding certain Trust disclosures made in certain registration statements and certain periodic public filings. The findings allege disclosure violations related to over-the-counter derivatives owned by certain Series of the Trust which were liquidated in 2011. Each of the SEC and CFTC alleges that the Trust’s disclosures regarding its methodology of valuing certain derivatives were misleading; that the Trust’s disclosure regarding the transfer of an option between Series was misleading; and that the Trust failed to disclose a material subsequent event in the Trust’s Quarterly Report on Form 10-Q for the period ended June 30, 2011.

Each of the SEC and CFTC also alleges a disclosure violation related to how management fees were calculated and paid to the Managing Owner. Management fees paid by each Series compensate the Managing Owner and the commodity trading advisors (each, a “CTA” and collectively, the “CTAs”) engaged to manage the assets of such Series allocated to such CTA. Management fees are paid to the Managing Owner, and the Managing Owner pays all or a portion of the collected management fees to the CTAs based on the level at which the relevant CTA traded its respective program (i.e., the notional trading level) pursuant to the applicable trading advisory agreement entered into with the CTA.

Certain of the Trust’s registration statements informed investors that the notional trading level of the CTA programs for certain Series would be significantly in excess of such Series’ net asset value (“NAV”). For example, the Trust’s registration statement on Form S-1, dated February 1, 2010, disclosed that Equinox Frontier Diversified Fund (then known as the Frontier Diversified Series) may employ notional equity of 140% or more of its NAV. The assets allocated to a CTA for trading, or the notional trading level, equaled the NAV of the Series plus the notional equity that was allocated to a CTA for trading with respect to a given Series. The Managing Owner paid CTAs based upon the notional trading level.

From the inception of the Trust through March 2011, the Trust filed registration statements that informed investors that each Series would pay the Managing Owner a management fee based on the NAV of the applicable Series. From the inception of the Trust through March 2011, the Managing Owner charged management fees based on the value of the assets allocated by such Series for trading by the CTAs (i.e., the NAV plus the notional equity, if any, employed by the Series), which was also the basis on which the Managing Owner had contracted to pay, and paid, management fees to the CTAs. Over this timeframe, the difference between (a) the aggregate management fees charged to investors based on the assets allocated to the CTAs for trading across all of the Series and (b) the aggregate management fees based on the Series’ NAVs was approximately $5.4 million.

Each of the SEC and CFTC alleges that the Managing Owner’s methodology of charging management fees based on assets allocated by a Series to CTAs for trading rather than NAV resulted in management fees based on a notional amount to exceed management fees based on actual assets by approximately $5.4 million, which the Managing Owner has agreed to disgorge to investors. The Managing Owner has also agreed to pay pre-judgment interest of $596,063. Additionally, the Managing Owner has agreed to pay civil monetary penalties of $400,000 to the SEC and $250,000 to the CFTC, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Equinox Frontier Funds
(Registrant)
Date:	January 14, 2016
		By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Equinox Frontier Balanced Fund,
a Series of Equinox Frontier Funds
(Registrant)
Date:	January 14, 2016
		By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Balanced Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Equinox Frontier Heritage Fund,
a Series of Equinox Frontier Funds
(Registrant)

Date:	January 14, 2016	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Heritage Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Equinox Frontier Winton Fund,
a Series of Equinox Frontier Funds
(Registrant)
Date:	January 14, 2016
		By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Winton Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Equinox Frontier Select Fund,
a Series of Equinox Frontier Funds
(Registrant)

Date:	January 14, 2016	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Select Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Equinox Frontier Long/Short Commodity Fund,
a Series of Equinox Frontier Funds
(Registrant)

Date:	January 14, 2016	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Long/Short Commodity Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Equinox Frontier Diversified Fund,
a Series of Equinox Frontier Funds
(Registrant)
Date:	January 14, 2016
		By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Diversified Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Equinox Frontier Masters Fund,
a Series of Equinox Frontier Funds
(Registrant)
Date:	January 14, 2016
		By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Masters Fund, a Series of Equinox Frontier Funds